Heritage Oaks Bancorp

Investor Presentation

D.A. Davidson

Financial Services Conference

May 2005

Certain statements in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and “expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or developments plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this report. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Company Overview

- Largest community bank headquartered in Paso Robles, CA with $472 million in assets as of March 31, 2005.
- Covering the markets of San Luis Obispo and Northern Santa Barbara Counties.
- Eleven branch locations along the attractive California Central Coast.
- Focused on building business core deposit relationships.

Company History

- Heritage Oaks Bank, Paso Robles, CA founded in 1983
- Holding Company, Heritage Oaks Bancorp formed in 1994
- De Novo Branching in 1994, 1996, 1999 and 2000
- Branch Acquisitions in
  - 1994 $ 19 million in deposits
  - 1997 $ 5 million in deposits
  - 2001 $ 25 million in deposits

Company History

- Hacienda Bank Acquisition completed in October 2003
  - $90 million in assets
  - 3 branches in Santa Maria, CA

- Listed on NASDAQ Small Cap in September 2004

Core Values

- We treat everyone with dignity and respect
- We embrace diversity and change
- We listen
- We encourage intellectual curiosity: Everyone's ideas are important
- We all share a personal commitment to high performance

Experienced Management Team

Management	Position	Year of Experience
B. R. Bryant	Chairman	22+
Larry Ward	President and Chief Executive Officer	27+
Margaret Torres	Chief Financial Officer	35+
Gwen Pelfrey	Chief Administrative Officer	35+
Paul Tognazzini	Chief Credit Officer	31+

2004 Financial Highlights

- Net income increased 27% to $4.6 million
- Revenues increased 35% to $25.0 million
- Pre-tax income rose 29% to $7.3 million
- Net loans increased 22% to $335 million
- Strong asset quality;
  NPL/Average Loans at 0.29%

Compared to 2003 year end results

1Q05 Financial Highlights

- Net income increased 62% to $1.4 million
- Revenues increased 22% to $6.9 million
- Net interest margin improved 84 basis points to 5.55%
- Pre-tax income rose 67% to $2.3 million
- Net loans increased 15% to $338 million
- Strong asset quality; NPL/Average Loans at 0.14%

Compared to 1Q04 results

Market Area & Branch Locations


Hearst San Simeon State Historical Monument
Paso Robles
KERN
Cambria
Templeton
Atascadero
SAN LUIS OBISPO
Cayucos
CALIFORNIA
Estero Bay
Morro Bay
Los Osos
San Luis Obispo
Los Padres National Forest
Pacific Ocean
Pismo Beach
Arroyo Grande
Grover Beach
Oceano
San Luis Obispo Bay
Nipomo
Twitchell Reservoir
Guadalupe
Santa Maria
SANTA BARBARA
Vandenberg Air Force Base
© 2001 Microsoft Corp. All rights reserved.

HEOP (11)

Source: SNL Securities

Market Area:
San Luis Obispo County

County: San Luis Obispo, CA Deposits Summary (Deposit data in $000)	6/2000	6/2001	6/2002	6/2003	6/2004	CAGR(%)
Total Deposits	2,992,389	3,331,875	3,660,073	4,050,259	4,378,135	9.98

Population: 256,929	Average Household Income: $63,332
Households: 96,888	Avg. HI Growth Rate (2004-2009): 15%
# Branches: 77	% Households > $50k: 48%

Source: Claritas

Market Area: Economic Base

Top Three Job Sectors:

Service Industries, Government, Retail Sales

Leading Industries (by value of product) :

Agriculture (Wine), Tourism, Light Manufacturing, Service, Finance, Real Estate, Insurance, Retail



Unemployment Rate
SLO County
4.0%
3.0%
2.0%
1.0%
0.0%
1999
2000
2001
2002
2003
2004

Deposit Market Share (June 1998 vs. June 2004)
San Luis Obispo County

June 1998 Rank	Institution	Deposit Market Share	Pro Forma	June 2004 Rank	Institution	Deposit Market Share
1	Mid-State Bank*	21.1%	24.1%	1	Mid-State Bank	22.4%
2	Bank of America	19.4%		2	Washington Mutual	18.9%
3	Washington Mutual*	15.0%	23.2%	3	Bank of America	16.6%
4	Home Savings*	8.2%		4	Heritage Oaks Bank	7.5%
5	Wells Fargo	5.5%		5	Wells Fargo	7.0%
6	CalFed	5.4%		6	First Bk of SLO	5.2%
7	First Bk of SLO	5.1%		7	Santa Lucia Bank	4.3%
8	Heritage Oaks Bank*	4.0%	5.9%	8	Los Padres Bank	3.7%
9	Los Padres Bank	3.8%		9	Coast National Bank	3.5%
10	Santa Lucia Bank	3.4%		10	Mission Community Bk	2.8%
11	Bank of Santa Maria*	3.0%		11	San Luis Trust	2.4%
12	Union Bank	2.0%		12	Citibank (CalFed)	2.2%
13	Westamerica*	1.9%		13	Downey Savings	1.8%
14	Coast National Bank	1.8%		14	Union Bank	1.7%
15	Mission Community Bk	0.5%				

* Mid-State Bank acquired Bank of Santa Maria; Washington Mutual acquired Home Savings; Heritage Oaks acquired Westamerica's in-market branches

Source: SNL Securities

Deposit Market Share (June 1998 vs. June 2004)

Total SLO County Market = $4.0 Billion in Deposits
SLO County Deposits CAGR since 6/94 = 6.4%



HEOP Deposit Market Share
20.6% CAGR
Deposits (000s)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Market Share
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
HEOP Deposits
HEOP % Mkt. Share

Source: FDIC

Heritage Oaks Bancorp

Balance Sheet Growth ($ in millions)


$500
$400
$300
$200
$100
$0
Assets CAGR
25%

	1999	2000	2001	2002	2003	2004	ytd 05
Loans	$102	$136	$160	$195	$274	$335	$338
Deposits	$133	$168	$196	$264	$366	$370	$392
Assets	$147	$184	$215	$337	$441	$448	$472

Loan Portfolio Composition

March 2005


Construction & Land 18%
Other 1%
Multifamily 1%
Consumer 6%
Commercial 15%
1-4 Family 3%
Commercial RE 56%

Loan Re-Pricing

March 31, 2005

Loans	Balance	% of Total
Variable-Daily	$ 149,168	44%
Variable-Daily with Floor*	9,621	3%
Variable every 3 months	7,133	2%
Variable > 3 months	119,604	35%
Fixed	57,029	17%
Total Gross Loans	$ 342,555	100%

*Variable Loans with Floors

Rate Increase	Coming off Floor
0.25%	$ 4,320
0.50%	1,309
0.75%	3,972
1.00%	20
	$ 9,621

Total Gross Loans

Re-Pricing	Balance	% of Total
< 1 Year	$ 234,062	68%
1-3 Years	62,305	18%
3-5 Years	34,536	10%
> 5 Years	11,652	3%
	$ 342,555	100%

Attractive Deposit Mix


March 2005
CDs <100
12%
CDs >100
4%
Money
Market/Savings
29%
Demand
43%
NOW
14%

0.62% Average Cost of Deposits

Net Income



($000's)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,431
$2,244
$2,346
$2,739
$3,596
$4,584
$876
$1,417
1999
2000
2001
2002
2003
2004
1Q04
1Q05

Diluted EPS Growth



$1.50
$1.00
$0.50
$0.00
$0.46
$0.67
$0.69
$0.78
$1.00
$1.07
$.33
1999
2000
2001
2002
2003
2004
1Q05

Per Share Data has been adjusted to account for the 5% Stock dividend declared on March 25, 2005 for Shareholders of record on April 8 to be distributed on April 22, 2005.

Hacienda Acquisition Accretive in 2Q04



$0.60
$0.40
$0.20
$0.00

	Q 1	Q2	Q3	Q4
2003	$0.24	$0.25	$0.26	$0.25
2004	$0.20	$0.28	$0.28	$0.31
2005	$0.33			

Good Margins



9.00%
7.00%
5.00%
3.00%
1.00%

	1999	2000	2001	2002	2003	2004	1Q05
Prime Rate	8.50%	9.50%	4.75%	4.25%	4.00%	5.25%	5.75%
Yield EA	8.71%	9.62%	8.43%	6.45%	5.95%	5.95%	6.49%
COF	3.05%	3.85%	2.93%	2.00%	1.67%	1.26%	1.45%
Net Int Margin	6.42%	6.78%	6.43%	5.04%	4.82%	5.10%	5.55%

Efficiency Ratio

A focus on growth in core deposits, a favorable net interest margin, exceptional loan growth and improved efficiencies has led to increased profits.



85%
80%
75%
70%
65%
60%
55%
50%
81.6%
74.2%
72.5%
69.2%
67.1%
68.9%
64.1%
1999
2000
2001
2002
2003
2004
1Q05

2007

Target

< 60%

Low Charge-off Levels


Net C/O % Average Loans
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
0.01%
0.44%
0.12%
-0.03%
0.10%
0.08%
0.01%
1999
2000
2001
2002
2003
2004
1Q05

Interest Rate Risk

1 Year Time Horizon Based on Current Balance Sheet*

Projected Income at Risk	Down 100	Up 100	Up 200	Up 300
Net Change in NII	($1,378)	$1,533	$3,121	$4,720
Percent Change in NII	(5.7%)	6.4%	13.0%	19.7%

* Balance Sheet as of March 2005, Floors on Loans are Recognized

Capital


13.00%
11.00%
9.00%
7.00%

	1999	2000	2001	2002	2003	2004	1Q05
Leverage	7.62%	7.56%	7.44%	7.66%	8.30%	8.34%	8.77%
Tier I Risk Based	9.80%	9.35%	8.74%	11.19%	10.15%	9.78%	10.10%
Total Risk Based	10.89%	10.26%	9.72%	13.00%	11.14%	10.65%	11.00%

Financial Targets

	2003 Performance	2004 Performance	2005 Q1	2007 Targets
Return on Average Assets	1.05%	1.02%	1.24%	1.40%
Return on Average Tangible Equity	15.59%	16.61%	17.91%	16%-18%
Efficiency Ratio	67.10%	68.93%	64.14%	<60%

Stock Price (Adjusted for Stock Dividend Activity)



22% CAGR
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$6.90
$10.39
$10.06
$15.87
$19.81
$19.62
2000
2001
2002
2003
2004
Mar-05

Market Capitalization (Adj. for Stock Dividend Activity)


$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$0
$18,595
$21,744
$33,096
$31,372
$64,881
$79,413
$80,500
1999
2000
2001
2002
2003
2004
Mar-05

Historical Stock Performance


HEOP Daily
4/19/05
NASDAQ
+105%
+90%
+75%
+60%
+45%
+30%
+15%
+0%
-15%
-30%
-45%
Volume
©BigCharts.com
400
300
200
100
0
Thousands
M J J A S O N D 03 F M A M J J A S O N D 04 F M A M J J A S O N D 05 F M A

Summary

- Build core deposits to support loan growth.
- Maintain high credit quality.
- Increase efficiencies to improve profitability ratios.
- Enhance shareholder value.